Exhibit 10.2
AMENDMENT NO. 4-A
AMENDMENT NO. 4-A (this “Amendment 4-A”), dated as of June 7, 2010, to that certain Credit Agreement, dated as of February 24, 2005, as amended, supplemented and in effect from time to time (the “Credit Agreement”; capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement), among SELECT MEDICAL HOLDINGS CORPORATION (“Holdings”), SELECT MEDICAL CORPORATION (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent” and the “Collateral Agent,” respectively), WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and CIBC INC., as Co-Documentation Agents, and the several banks and other financial institutions from time to time party thereto as lenders (the “Lenders”).
W I T N E S S E T H:
WHEREAS, Section 9.02 of the Credit Agreement permits the Credit Agreement to be amended from time to time;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION ONE. Amendments.
(a) Section 6.08(b) is hereby amended by deleting the word “and” at the end of subclause (ii) thereof, deleting the period at the end of subclause (iii) thereof and replacing it with “; and” and adding the following subclause (iv) at the end thereof:
“(iv) refinancings of Indebtedness to the extent the Indebtedness being incurred in connection with such refinancing is permitted by Section 6.01.”
SECTION TWO. Conditions to Effectiveness. This Amendment 4-A shall become effective as of the date (the “Effective Date”) when, and only when, (a) the Administrative Agent shall have received counterparts of this Amendment 4-A executed by the Borrower and the Required Lenders and (b) the Borrower shall have paid to the Administrative Agent for the account of each Lender that has returned an executed signature page to this Amendment 4-A to the Administrative Agent at or prior to 12:00 noon, New York City time on June 4, 2010 (the “Consent Deadline”) a fee equal to 0.10% of the sum of (x) of the Tranche B Term Loans or Tranche B-1 Term Loans, if any, of such Lender at the Consent Deadline and (y) the Revolving Commitment or Extended Revolving Commitment, if any, of such Lender at the Consent Deadline. The effectiveness of this Amendment 4-A (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

SECTION THREE. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment 4-A, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment 4-A, and both before and after giving effect to the transactions contemplated by this Amendment 4-A
(a) no Default or Event of Default has occurred and is continuing;
(b) the entry into this Amendment 4-A by (x) Holdings and (y) the Borrower has been duly authorized by all necessary corporate or other action of each such entity; and
(c) each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
SECTION FOUR. Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment 4-A. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment 4-A, are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment 4-A shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION FIVE. Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment 4-A and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel to the Lenders) in accordance with the terms of Section 9.03 of the Credit Agreement.
SECTION SIX. Execution in Counterparts. This Amendment 4-A may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment 4-A by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment 4-A.
SECTION SEVEN. Governing Law. THIS AMENDMENT 4-A AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT 4-A SHALL BE CONSTRUED AND GOVERNED BY, IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

SELECT MEDICAL CORPORATION, as the Borrower
By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Executive Vice President & CFO

SELECT MEDICAL HOLDINGS CORPORATION
By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Executive Vice President & CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Dawn L. LeeLum
	Name:	Dawn L. LeeLum
	Title:	Executive Director

AIRLIE CLO 2006-II LTD., as Lender
By:	/s/ Seth Cameron
	Name:	Seth Cameron
	Title:	Portfolio Manager Airlie CLO 2006-II Ltd.

LANDMARK III CDO LIMITED By: Aladdin Capital Management LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

LANDMARK IV CDO LIMITED By: Aladdin Capital Management LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

LANDMARK VI CDO LTD By: Aladdin Capital Management LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

LANDMARK VIII CDO LTD By: Aladdin Capital Management LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

LANDMARK IX CDO LTD By: Aladdin Capital Management LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

GREYROCK CDO LTD By: Aladdin Capital Management LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

ALADDIN FLEXIBLE INVESTMENT FUND SPC FOR ACCOUNT OF SERIES 2008-01 By: Aladdin Capital Management LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

ALADDIN FLEXIBLE INVESTMENT FUND SPC FOR ACCOUNT OF SERIES 2008-02 By: Aladdin Capital Management LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON CLO LTD. 2008-I
BABSON LOAN OPPORTUNITY CLO LTD.
SAPPHIRE VALLEY CDO I, LTD.
SUFFIELD CLO, LIMITED, as Lenders
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Advisor
By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

MAPLEWOOD (CAYMAN) LIMITED By: Babson Capital Management LLC as Investment Manager
By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

VINACASA CLO, LTD. By: Babson Capital Management LLC as Collateral Services
By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

MERRILL LYNCH CAPITAL CORPORATION, as Lender
By:	/s/ Kaia Updike
	Name:	Kaia Updike
	Title:	Vice President

LONGHORN CDO (CAYMAN) LTD., as Lender
By:	/s/ Adrian Marshall
	Name:	Adrian Marshall
	Title:	Authorized Signatory

INWOOD PARK CDO LTD., as Lender By: Blackstone Debt Advisors L.P., as Collateral Manager
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LAFAYETTE SQUARE CDO LTD., as Lender By: Blackstone Debt Advisors L.P. as Collateral Manager
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

LOAN FUNDING VI LLC for itself or as agent for Corporate Loan Funding VI LLC, as Lender
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

MONUMENT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager, as Lender
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

PROSPECT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager, as Lender
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

UNION SQUARE CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager, as Lender
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

CALLIDUS DEBT PARTNERS CLO FUND II, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as Lender
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

CALLIDUS DEBT PARTNERS CLO FUND III, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as Lender
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

CALLIDUS DEBT PARTNERS CLO FUND IV, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as Lender
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

CALLIDUS DEBT PARTNERS CLO FUND V, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as Lender
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

CALLIDUS DEBT PARTNERS CLO FUND VI, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as Lender
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

CALLIDUS DEBT PARTNERS CLO FUND VII, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as Lender
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

BLUEMOUNTAIN CLO II LTD. By: Bluemountain Capital Management, LLC its Collateral Manager, as Lender
By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate

BLUEMOUNTAIN CLO LTD. By: Bluemountain Capital Management, LLC its Collateral Manager, as Lender
By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate

BATTALION CLO 2007-I, LTD. By: Brigade Capital Management, LLC as Collateral Manager, as Lender
By:	/s/ Ben Z. Pollack
	Name:	Ben Z. Pollack
	Title:	Associate

BROWN UNIVERSITY/BRIGADE By: Brigade Capital Management, LLC as Collateral Manager, as Lender
By:	/s/ Ben Z. Pollack
	Name:	Ben Z. Pollack
	Title:	Associate

BRIGADE CREDIT FUND I, LTD. By: Brigade Capital Management, LLC as Collateral Manager, as Lender
By:	/s/ Ben Z. Pollack
	Name:	Ben Z. Pollack
	Title:	Associate

Brigade Credit Fund II, LTD. By: Brigade Capital Management, LLC as Collateral Manager, as Lender
By:	/s/ Ben Z. Pollack
	Name:	Ben Z. Pollack
	Title:	Associate

OCA BRIGADE CREDIT FUND, LLC By: Brigade Capital Management, LLC as Collateral Manager, as Lender
By:	/s/ Ben Z. Pollack
	Name:	Ben Z. Pollack
	Title:	Associate

CARLYLE CREDIT PARTNERS FINANCING I, LTD., as Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS 2008-1, LTD., as Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS X, LTD., as Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS IX, LTD., as Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS VIII, LTD., as Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS VII, LTD., as Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS VI, LTD., as Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS IV, LTD., as Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CIBC INC., as Lender
By:	/s/ Caroline Adams
	Name:	Caroline Adams
	Title:	Agent

THE CIT GROUP / EQUIPMENT FINANCING, INC., as Lender
By:	/s/ Terrence Sullivan
	Name:	Terrence Sullivan
	Title:	Managing Director

CIT MIDDLE MARKET LOAN TRUST III, as Lender
By:	/s/ Roger M. Burns
	Name:	Roger M. Burns
	Title:	President CIT Asset Management

CITIZENS BANK OF PENNSYLVANIA, as Lender
By:	/s/ Carol Castle
	Name:	Carol Castle
	Title:	Senior Vice President

CSAM FUNDING IV, as Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

MADISON PARK FUNDING, as Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

BIG SKY III SENIOR LOAN TRUST By: Eaton Vance Management as Investment Advisor, as Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VIII, LTD. By: Eaton Vance Management as Investment Advisor, as Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO IX, LTD. By: Eaton Vance Management as Investment Advisor, as Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST By: Eaton Vance Management as Investment Advisor, as Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST By: Eaton Vance Management as Investment Advisor, as Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Eaton Vance Medallion Floating-Rate Income Portfolio By: Eaton Vance Management as Investment Advisor, as Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor, as Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
By: Eaton Vance Management as Investment Advisor, as Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management as Investment Advisor, as Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By: Eaton Vance Management as Investment Advisor, as Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

GRAYSON & CO Grayson Management And Research as Investment Advisor, as Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

MET INVESTORS SERIES TRUST MET/EATON VANCE FLOATING RATE PORTFOLIO
By: Eaton Vance Management as Investment Sub-Advisor, as Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO
By: Eaton Vance Management as Investment Sub-Advisor, as Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

RIVERSOURCE VARIABLE SERIES TRUST VARIABLE PORTFOLIO Eaton Vance Floating Rate Income Fund
By: Eaton Vance Management as Investment Sub-Advisor, as Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor, as Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
By: Eaton Vance Management as Investment Advisor, as Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
By: Four Corners Capital Management, LLC as Sub-Adviser, as Lender

By:	/s/ Drew R. Sweeney
	Name:	Drew R. Sweeney
	Title:	Sr. Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
By: Four Corners Capital Management, LLC as Sub-Adviser, as Lender

By:	/s/ Drew R. Sweeney
	Name:	Drew R. Sweeney
	Title:	Sr. Vice President

FOUNTAIN COURT MASTER FUND
By: Macquarie Funds Group
FKA Four Corners Capital Management, LLC as Collateral Manager, as Lender

By:	/s/ Drew R. Sweeney
	Name:	Drew R. Sweeney
	Title:	Sr. Vice President

FOUR CORNERS CLO 2005-I, LTD.
By: Four Corners Capital Management, LLC as Collateral Manager, as Lender

By:	/s/ Drew R. Sweeney
	Name:	Drew R. Sweeney
	Title:	Sr. Vice President

FOUR CORNERS CLO II, LTD., as Lender

By:	/s/ Matthew Garvis
	Name:	Matthew Garvis
	Title:	Vice President

FOUR CORNERS CLO III, LTD.
By: Macquarie Funds Group
FKA Four Corners Capital Management, LLC as Collateral Manager, as Lender

By:	/s/ Drew R. Sweeney
	Name:	Drew R. Sweeney
	Title:	Sr. Vice President

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
By: Four Corners Capital Management, LLC as Sub-Adviser, as Lender

By:	/s/ Drew R. Sweeney
	Name:	Drew R. Sweeney
	Title:	Sr. Vice President

OW FUNDING LIMITED
By: Four Corners Capital Management, LLC as Collateral Manager, as Lender

By:	/s/ Drew R. Sweeney
	Name:	Drew R. Sweeney
	Title:	Sr. Vice President

SHIPROCK FINANCE, SPC, acting on behalf of and for the account of SF-3 Segregated Portfolio, as Lender
By:	/s/ Matthew Garvis
	Name:	Matthew Garvis
	Title:	Vice President

SFR, LTD.
By: Four Corners Capital Management, LLC as Collateral Manager, as Lender

By:	/s/ Drew R. Sweeney
	Name:	Drew R. Sweeney
	Title:	Sr. Vice President

COA TEMPUS CLO LTD., as Lender
By: FS COA Management, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Manager

FRASER SULLIVAN CLO I LTD., as Lender
By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Manager

FRASER SULLIVAN CLO II LTD., as Lender
By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Manager

CREDIT OPPORTUNITY ASSOCIATES II LP, as Lender
By: FSW Partners, LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Manager

NCM FSIM 2008-1 LLC, as Lender
By:	/s/ Sean Cheramie
	Name:	Sean Cheramie
	Title:	Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender
By:	/s/ Milan Patel
	Name:	Milan Patel
	Title:	Duly Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS LP, as Lender
By:	/s/ Lauren Day
	Name:	Lauren Day
	Title:	Authorized Signatory

GREEN LANE CLO LTD., as Lender
By: Guggenheim Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

1888 FUND, LTD., as Lender
By: Guggenheim Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

COPPER RIVER CLO LTD., as Lender
By: Guggenheim Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

CLC LEVERAGED LOAN TRUST, as Lender
By: Challenger Life Nominees PTY Limited as Trustee
By: Guggenheim Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

KENNECOTT FUNDING LTD., as Lender By: Guggenheim Investment Management, LLC as Collateral Manager
By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

SANDS POINT FUNDING LTD., as Lender By: Guggenheim Investment Management, LLC as Collateral Manager
By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

HAMILTON FLOATING RATE FUND, LLC, as Lender
By:	/s/ Sean D. Most
	Name:	Sean D. Most
	Title:	Senior Associate

GULF STREAM-COMPASS CLO 2002-1, LTD
By: Gulf Stream Asset Management LLC as Collateral Manager
GULF STREAM-COMPASS CLO 2003-1, LTD
By: Gulf Stream Asset Management LLC as Collateral Manager
GULF STREAM-COMPASS CLO 2004-1, LTD
By: Gulf Stream Asset Management LLC as Collateral Manager
GULF STREAM-COMPASS CLO 2005-1, LTD
By: Gulf Stream Asset Management LLC as Collateral Manager
GULF STREAM-COMPASS CLO 2005-II, LTD
By: Gulf Stream Asset Management LLC as Collateral Manager
GULF STREAM-SEXTANT CLO 2006-1, LTD
By: Gulf Stream Asset Management LLC as Collateral Manager
GULF STREAM-RASHINBAN CLO 2006-1, LTD
By: Gulf Stream Asset Management LLC as Collateral Manager
GULF STREAM-SEXTANT CLO 2007-1, LTD
By: Gulf Stream Asset Management LLC as Collateral Manager,
as Lender

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

THE HARTFORD MUTUAL FUNDS, INC., on behalf of The Hartford Floating Rate Fund By: Hartford Investment Management Company, its Sub-advisor
By:	/s/ Illegible
	Name:	Illegible
	Title:	Senior Vice President

STEDMAN LOAN FUND II, LTD., as Lender
By:	/s/ Matthew Garvis
	Name:	Matthew Garvis
	Title:	Vice President

ARMSTRONG LOAN FUNDING, LTD. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., Its General Partner, as Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

GLENEAGLES CLO, LTD. By: Highland Capital Management, L.P. as Collateral Manager By: Strand Advisors, Inc., It General Partner, as Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

GRAYSON CLO, LTD. By: Highland Capital Management, L.P. as Collateral Manager By: Strand Advisors, Inc. its General Partner, as Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

GREENBRIAR CLO, LTD. By: Highland Capital Management, L.P. as Collateral Manager By: Strand Advisors, Inc. its General Partner, as Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

HIGHLAND LEGACY LIMITED By: Highland Capital Management, L.P. as Collateral Manager By: Strand Advisors, Inc. its General Partner, as Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

JASPER CLO, LTD. By: Highland Capital Management, L.P. as Collateral Manager By: Strand Advisors, Inc. its General Partner, as Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

LIBERTY CLO, LTD. By: Highland Capital Management, L.P. as Collateral Manager By: Strand Advisors, Inc. its General Partner, as Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

LOAN FUNDING VII LLC By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc. its General Partner, as Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

RED RIVER CLO, LTD. By: Highland Capital Management, L.P. as Collateral Manager By: Strand Advisors, Inc. its General Partner, as Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

ROCKWALL CLO II LTD. By: Highland Capital Management, L.P. as Collateral Manager By: Strand Advisors, Inc. its General Partner, as Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

SOUTHFORK CLO, LTD. By: Highland Capital Management, L.P. as Collateral Manager By: Strand Advisors, Inc. its General Partner, as Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

STRAFFORD CLO, LTD. By: Highland Capital Management, L.P. as Collateral Manager By: Strand Advisors, Inc. its General Partner, as Lender
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

ING CAPITAL LLC, as Lender
By:	/s/ Mike Garvin
	Name:	Mike Garvin
	Title:	Managing Director

ATLANTIS FUNDING LTD. By: INVESCO Senior Secured Management, Inc. as Collateral Manager, as Lender
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

BLT 2009-1 LTD. By: INVESCO Senior Secured Management, Inc. as Collateral Manager, as Lender
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

KATONAH VIII CLO LTD, as Lender
By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

Golden Knight II CLO, Ltd., as Lender
By:	/s/ Illegible
	Name:	Illegible
	Title:	Portfolio Manager

LORD ABBETT & CO. LLC AS COLLATERAL MANAGER

LORD ABBETT FLOATING RATE FUND, as Lender
By:	/s/ Illegible
	Name:	Illegible
	Title:	Portfolio Manager

CASPIN SELECT CREDIT MASTER FUND LTD, as Lender
By:	/s/ Dana Corleto
	Name:	Dana Corleto
	Title:	Principal

MARLBOROUGH STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company, as Lender
By:	/s/ Illegible
	Name:	Illegible
	Title:	As authorized representative and not individually

JERSEY STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company, as Lender
By:	/s/ Illegible
	Name:	Illegible
	Title:	As authorized representative and not individually

METLIFE BANK, N.A., as Lender
By:	/s/ Matthew J. McInerny
	Name:	Matthew J. McInerny
	Title:	Assistant Vice President

METROPOLITAN LIFE INSURANCE COMPANY, as Lender
By:	/s/ Matthew J. McInerny
	Name:	Matthew J. McInerny
	Title:	Director

METLIFE INSURANCE COMPANY OF CONNECTICUT, as Lender
By:	/s/ Matthew J. McInemy
	Name:	Matthew J. McInerny
	Title:	Director

INVESCO PRIME INCOME TRUST Invesco Prime Income Trust By: Invesco Senior Secured Management, Inc., as Sub-Adviser, as Lender
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

INVESCO VAN KAMPEN SENIOR INCOME TRUST Invesco Van Kampen Senior Income Trust By: Invesco Senior Secured Management, Inc., as Sub-Adviser, as Lender
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

INVESCO VAN KAMPEN SENIOR LOAN TRUST Invesco Van Kampen Senior Loan Fund By: Invesco Senior Secured Management, Inc., as Sub-Adviser, as Lender
By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

CLYDESDALE CLO 2003 LTD., as Lender Nomura Corporate Research And Asset Management Inc. as Collateral Manager
By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

NCRAM SENIOR LOAN TRUST 2005, as Lender Nomura Corporate Research And Asset Management Inc. as Investment Adviser
By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

CLYDESDALE CLO 2004 LTD., as Lender Nomura Corporate Research And Asset Management Inc. as Investment Manager
By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

CLYDESDALE STRATEGIC CLO I, LTD., as Lender Nomura Corporate Research And Asset Management Inc. as Investment Manager
By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

NOMURA BOND & LOAN FUND, as Lender By: Mitsubishi UFJ Trust & Banking Corporation as Trustee By: Nomura Corporate Research & Asset Management Inc. Attorney in Fact
By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

OPPENHEIMER MASTER LOAN FUND, LLC, as Lender
By:	/s/ Paul Snogren
	Name:	Paul Snogren
	Title:	Assistant Vice President

GENESIS CLO 2007-1 LTD., as Lender
By:	Ore Hill Partners LLC as Collateral Manager

By:	/s/ Claude A. Baum, Esq.
	Name:	Claude A. Baum, Esq.
	Title:	General Counsel Ore Hill Partners LLC

VIRTUS SENIOR FLOATING RATE FUND, as Lender
By:	/s/ Illegible
	Name:	Illegible
Title:

VIRTUS MULTI-SECTOR FIXED INCOME FUND, as Lender
By:	/s/ Illegible.
	Name:	Illegible
Title:

VIRTUS MULTI SECTOR SHORT TERM BOND FUND, as Lender
By:	/s/ Illegible
	Name:	Illegible
Title:

PNC BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Marie T. Boyer
	Name:	Marie T. Boyer
	Title:	Senior Vice President

PPM SHADOW CREEK FUNDING LLC, as Lender
By:	/s/ Stacy Lai
	Name:	Stacy Lai
	Title:	Assistant Vice President

PPM MONARCH BAY FUNDING LLC, as Lender
By:	/s/ Stacy Lai
	Name:	Stacy Lai
	Title:	Assistant Vice President

SERVES 2006-1 LTD., as Lender
By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
	Name: Title:	David C. Wagner Managing Director

PPM GRAYHAWK CLO, LTD, as Lender
By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
	Name: Title:	David C. Wagner Managing Director

[DRYDEN XVI — LEVERAGED LOAN CDO 2006], as Lender
By:	/s/ Stephen J. Collins
	Name:	Stephen J. Collins
	Title:	Vice President Prudential Investment Management Inc., as Collateral Manager

[FERRY STREET I LLC], as Lender
By:	/s/ Stephen J. Collins
	Name:	Stephen J. Collins
	Title:	Vice President Prudential Investment Management Inc., as Collateral Manager

VT HIGH YIELD — HIGH YIELD, as Lender
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM VARIABLE TRUST — PVT HIGH YIELD FUND
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

HIGH YIELD TRUST — CORE, as Lender
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM HIGH YIELD TRUST
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM FLOATING RATE INCOME FUND, as Lender
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM FLOATING RATE INCOME FUND
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

HIGH YIELD ADVANTAGE — CORE, as Lender
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM HIGH YIELD ADVANTAGE FUND
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM DIT (CAYMAN) — FIXED INCOME, as Lender
By:	/s/ Angela Patel
	Name:	Angela Patel
	Title:	Vice President

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND
By:	The Putnam Advisory Company, LLC

By:	/s/ Angela Patel
	Name:	Angela Patel
	Title:	Vice President

PREMIER INCOME TRUST — GOVERNMENT, as Lender
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM PREMIER INCOME TRUST
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

MASTER INTERMEDIATE TRUST — GOVERNMENT, as Lender
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM MASTER INTERMEDIATE INCOME TRUST
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

DIVERSIFIED INCOME — GOVERNMENT, as Lender
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM DIVERSIFIED INCOME TRUST
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

VT DIVERSIFIED INCOME TRUST — GOVT, as Lender
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

PUTNAM VARIABLE TRUST — PVT DIVERSIFIED INCOME FUND
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

IG PUTNAM U.S. HIGH YIELD INCOME FUND, as Lender
By:	/s/ Suzanne Deshaies
	Name:	Susan Deshaies
	Title:	Vice President

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF IG PUTNAM HIGH YIELD INCOME FUND
By:	/s/ Suzanne Deshaies
	Name:	Susan Deshaies
	Title:	Vice President

RAYMOND JAMES BANK, FSB, as Lender
By:	/s/ Kathy Bennett
	Name:	Kathy Bennett
	Title:	Vice President

CENT CDO XI LIMITED
By: Columbia Management Investment Advisers, LLC, FKA RiverSource Investments, LLC, as Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

CENT CDO 12 LIMITED
By: Columbia Management Investment Advisers, LLC, FKA RiverSource Investments, LLC, as Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

CENTURION CDO 9 LIMITED
By: Columbia Management Investment Advisers, LLC, FKA RiverSource Investments, LLC, as Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

MUNICIPAL EMPLOYEES’ ANNUITY AND BENEFIT FUND OF CHICAGO (SYMPHONY)
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

NUVEEN FLOATING RATE INCOME FUND
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

NUVEEN MULTI-STRATEGY INCOME AND GROWTH FUND
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

NUVEEN MULTI-STRATEGY INCOME AND GROWTH FUND 2
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

NUVEEN SENIOR INCOME FUND
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

SYMPHONY CLO I, LTD.
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

SYMPHONY CLO II, LTD.
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

SYMPHONY CLO III, LTD.
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

SYMPHONY CLO IV, LTD.
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

SYMPHONY CLO V, LTD.
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

SYMPHONY CLO VI, LTD.
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

SYMPHONY CREDIT PARTNERS I, LTD.
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

SYMPHONY CREDIT OPPORTUNITIES FUND, LTD.
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

SYMPHONY CREDIT PARTNERS II, LTD.
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

SYMPHONY CREDIT PARTNERS III, LTD.
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

SYMPHONY CREDIT PARTNERS MASTER FUND, L.P.
By:	Symphony Asset Management LLC, as Lender

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

THRIVENT FINANCIAL FOR LUTHERANS, as Lender
By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Senior Portfolio Manager

UBS AG STAMFORD BRANCH, as Lender
By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director Banking Products Services, US

By:	/s/ Christopher Gomes
	Name:	Christopher Gomes
	Title:	Associate Director Banking Products Services, US

GALLATIN CLO II 2005-1 LTD, as Lender
By:	/s/ Anthony Stark
By: UrsaMine Credit Advisors LLC as it’s Collateral Manager
	Name: Title:	Anthony Stark Senior Vice-President

GALLATIN CLO III 2007-1 LTD, as Lender
By:	/s/ Anthony Stark
By: UrsaMine Credit Advisors LLC as it’s Collateral Manager
	Name: Title:	Anthony Stark Senior Vice-President

GRAYSTON CLO II 2004-1 LTD, as Lender
By:	/s/ Anthony Stark
By: UrsaMine Credit Advisors LLC as it’s Collateral Manager
	Name: Title:	Anthony Stark Senior Vice-President

1776 CLO I, LTD., as Lender
By:	/s/ Jim Reilly
	Name:	Jim Reilly
	Title:	Authorized Signatory

WELLS FARGO BANK, N.A., successor by merger to Wachovia Bank, National Association, as Lender
By:	/s/ Kent S. Davis
	Name:	Kent S. Davis
	Title:	Managing Director

FOOTHILL CLO I, LTD., as Lender
By:	The Foothill Group, Inc. as attorney in fact

By:	/s/ Jeff Nikora
	Name:	Jeff Nikora
	Title:	Executive Vice President

THE FOOTHILL GROUP, LLC, as Lender
By:	/s/ Jeff Nikora
	Name:	Jeff Nikora
	Title:	Executive Vice President

NATIONWIDE LIFE INSURANCE COMPANY, as Lender
By:	/s/ Ronald R. Serpico
	Name:	Ronald R. Serpico
	Title:	Authorized Signatory

S-180